                                                  LLOYDS BANK PLC
                                                  LONDON & SOUTH EAST
                                                  5TH FLOOR
                                                  4/6 COPTHALL AVENUE
                                                  LONDON
                                                  EC2R 7DA

                                                  Telephone:  (0171) 797 2279
                                                  Fax:        (0171) 797 2282
The Directors
Elements (UK) Ltd and
Regent Communications (UK) Ltd
48 Margaret Street
LONDON
W1N 7FD



Your Ref:                    Our Ref: SAM         24 October, 1996

Dear Sirs

OVERDRAFT & OTHER FACILITIES

We Lloyds Bank Plc (the "Bank") are pleased to offer to Elements (UK) Ltd & Regent Communications (UK) Ltd an overdraft facility on account numbers 0749660 & 1856096 on the following terms and conditions.

Amount The maximum aggregate amount outstanding on the two accounts shown above under the facility at any one time shall not exceed pound sterling 900,000.

Availability           Any amounts from time to time owing under the facility
                       are repayable on demand but it is the Bank's present intention to make the facility available until 30
                       September 1997 or such later date as may from time to time be advised in writing by the Bank. All moneys from time to time owing to the bank under this facility shall be repaid no later than the agreed expiry date. The amounts owing at any time may include interest, costs or charges debited to one or more of the accounts in accordance with the terms of this letter.

Interest Interest will be payable on the total amount owing up to pound sterling 600,000 at 2.25% per annum over the Bank's Base Rate from time to time, (currently 8.0% per annum in total) and 2.75% per annum over the Bank's Base Rate (currently 8.5% per annum in total) on the total amount of the balance up to pound sterling 900,000.

                       Interest will be payable on amounts owing in excess of the agreed limit at Lloyds Bank Unauthorised Overdraft Rate (presently 2% per month, Equivalent Annual Rate 24%).

                       Interest will be debited to each company's account monthly in arrears (normally on the 21st of each month or on the next working day) and additionally on the date upon which the facility ceases to be available.

                       The interest rates may be varied (either up or down) by the Bank at any time. Notices of changes will be displayed in all UK Branches of the Bank and in the Press.

Costs and Charges      Charges will be payable by each company on their own
                       account monthly as recently agreed as follows:

                       7.1p % on turnover.

                       These charges will be debited to the relevant company's account and may be varied by the Bank at any time and notice of changes will be advised to you.

                       An Arrangement fee of pound sterling 4,500 is payable. This will be divided equally between the two accounts upon return of the facility letter.

                       All costs and expenses incurred by the Bank in creating the security referred to below shall be debited to the account under advice to you.

Additional Facilities

                       In addition to the Overdraft Facility, we are pleased to offer the companies the additional facilities on the attached Schedule:

                       These additional facilities will be available upon such terms and conditions as shall from time to time be required by the Bank and may be cancelled by the Bank at any time, but it is the Bank's present intention to keep these facilities in place for the period of availability of the overdraft facility. Your liability in respect of any utilisation of these facilities may, however, extend beyond such period of availability.


Security It is a condition of the overdraft facility and of the other facilities that amounts owing shall be secured by the following. Any security which is not already in place is to be provided to the Bank in a form acceptable to the Bank:-

                       A guarantee in the Bank's standard form from Unidigital Inc for the principal amount of pound sterling 500,000 plus interest and other costs as detailed in the guarantee in respect of Elements (UK) Ltd debts and liabilities to the Bank.

                       An unlimited all moneys guarantee in the Bank's standard form from Elements (UK) Ltd in respect of Regent Communications (UK) Ltd debts and liabilities to the Bank.

                       Keyman insurance policies on the lives of William Dye and Anthony Manser in the sum of pound sterling 200,000 to be assigned to the Bank.

                       An unlimited debenture in the Bank's standard form from Elements (UK) Ltd.

                       An unlimited debenture in the Bank's standard form from Regent Communications (UK) Ltd.

                       An unlimited all moneys guarantee in the Bank's standard form from Regent Communications (UK) Ltd in respect of Elements (UK) Ltd debts and liabilities to the Bank.

                       Subordination agreements in the Bank's standard form signed covering all loans to the company from any of the directors or from Unidigital Inc.

Financial Information

                       Whilst any of the overdraft facility and of the Other facilities remain you should provide to the Bank copies of :
                       (a) your monthly management accounts, within four weeks of period end;
                       (b) Your audited annual accounts to be provided within three months, of the year end.
                       (c) The 10Qs filed by Unidigital Inc to be provided within 60 days of the relevant quarter end.
                       (d) A quarterly review of the debtor book by International Factors Limited.
                       (e) An aged summary of the debtor books of both companies to be provided every two weeks.

Other Conditions
                       The figures so provided should demonstrate:

                       (i) Utilisation of the facility to be in line with projections previously provided to the Bank.
                       (ii) The total utilisation under the overdraft facility to be less than 70% of the joint good book debts of both companies under 120 days - tested fortnightly.
                       (iii) A minimum of 70% of the good book debts should be less than 60 days old.

Period of Offer        Please confirm your acceptance of the overdraft facility
                       and of the other facilities offered by returning the attached duplicate of this letter with the acknowledgement signed in accordance with the Bank
                       Mandate currently held by the Bank. If such confirmation is not received by this office by 30
                       November 1996 the offer will lapse.

Yours faithfully,
For and on behalf of Lloyds Bank Plc.



MARTIN COOK
MANAGER.



We hereby acknowledge and accept the terms of your offer dated 24 October, 1996 of which this is a duplicate and agree all the terms and conditions therein contained.

For and on behalf of Elements (UK) Ltd


Signed by ................................ (Name)

          ................................ (Signature)#

          ................................ (Date)

For and on behalf of Regent Communications (UK) Ltd


Signed by ................................ (Name)

          ................................ (Signature)#

          ................................ (Date)

#  TO BE SIGNED IN ACCORDANCE WITH THE ACCOUNT MANDATE HELD BY THE BANK.

SCHEDULE 1

The following additional facilities are available:

Elements (UK) Ltd



1. An open credit facility of pound sterling 2,000 to cover arrangements to cash Elements (UK) Ltd cheques at branches of the Bank other than 32 Oxford Street branch. The limit detailed above is the maximum value of cheques that may at any one time have been cashed but not yet forwarded to the Bank's 32 Oxford Street branch for payment.

2. A Pay Service facility of pound sterling 70,000 to cover sterling payment instructions that may be delivered by the Bank to BACS Limited on the basis of data provided to the Bank by Elements (UK) Ltd from time to time relating to wages and salaries due to Elements (UK) Ltd employees. The limit detailed above is the maximum total value of such payment instructions which the Bank is obliged to deliver to BACS Limited during any one month.

Regent Communications (UK) Ltd

1. A Pay Service facility of pound sterling 70,000 to cover sterling payment instructions that may be delivered by the Bank to BACS Limited on the basis of data provided to the Bank by Regent Communications (UK) Ltd from time to time relating to wages and salaries due to Regent Communications (UK) Ltd employees. The limit detailed above is the maximum total value of such payment instructions which the Bank is obliged to deliver to BACS Limited during any one month.

                                                  LLOYDS BANK PLC
                                                  LONDON & SOUTH EAST
                                                  5TH FLOOR
                                                  4/6 COPTHALL AVENUE
                                                  LONDON
                                                  EC2R 7DA

                                                  Telephone:  (0171) 797 2279
                                                  Fax:        (0171) 797 2282
The Directors
Regent Communications (UK) Ltd
48 Margaret Street
LONDON
W1N 7FD



Your Ref:                    Our Ref: SAM         23 April 1996

Dear Sirs,

OVERDRAFT FACILITY

We Lloyds Bank Plc (the "Bank") are pleased to offer to Regent Communications
(UK) Ltd an overdraft facility on your Account Number 1856096 on the following terms and conditions.

Amount The maximum aggregate amount outstanding under the facility at any one time shall not exceed pound sterling 50,000.

Availability           Any amounts from time to time owing under the facility
                       are repayable on demand but it is the Bank's present intention to make the facility available until 30th
                       September, 1996 or such later date as may from time to time be advised in writing by the Bank. All moneys from time to time owing to the Bank under this facility shall be repaid no later than the agreed expiry date. The amounts owing at any time may include interest, costs or charges debited to the account in accordance with the terms of this letter.

Interest Interest will be payable on amounts owing up to the aforesaid limit at 2.5% per annum over the Bank's Base Rate from time to time, (currently 8.5% per annum in total). If the account remains continually overdrawn during any charging period the lowest cleared debit balance will be treated as hardcore borrowing and interest will be charged at 0.5% per annum above the rate detailed above.

                       Interest will be payable on amounts owing in excess of the agreed limit at Lloyds Bank Unauthorised Overdraft Rate (presently 2.0% per month, Equivalent Annual Rate 24.0%).

                       Interest will be debited to the account monthly in arrears (normally on the 21st of each month or on the next working day) and additionally on the date upon which the facility ceases to be available.

                       The interest rates may be varied (either up or down) by the Bank at any time. Notices of changes will be displayed in all UK branches of the Bank and in the Press.

Costs and Charges      Charges will be payable monthly on the account as
                       recently agreed, as follows:

                       55p per entry.

                       These charges will be debited to the account and may be varied by the Bank at any time and notice of changes will be advised to you.

                       An Arrangement fee of pound sterling 500 is payable. This will be debited to the account in the next few days.

Additional Facilities  In addition to the Overdraft Facility, we are pleased to offer to the Borrower:

                       A Pay Service facility of pound sterling 30,000 to cover sterling payment instructions that may be delivered by the Bank to BACS Limited on the basis of data provided to the Bank by the Company from time to time relating to wages and salaries due to the Company's employees. The limit detailed above is the maximum total value of such payment instructions which the Bank is obliged to deliver to BACS Limited during any one month.

                       These additional facilities will be available upon such terms and conditions as shall from time to time be required by the Bank and may be cancelled by the Bank at any time, but it is the Bank's present intention to keep these facilities in place for the period of availability of the overdraft facility. Your liability in respect of any utilisation of these facilities may, however, extend beyond such period of availability.


Security It is a condition of the facility that amounts owing shall be secured by the following:-

                       An unlimited debenture in the Bank's standard form from Regent Communications (UK) Ltd.

                       An unlimited guarantee in the Bank's standard form from Elements (UK) Ltd.

Accounts It is a further condition of the facility that you provide to the Bank copies of :
                       (a) your monthly management accounts, within four weeks of period end;
                       (b) Your audited annual accounts to be provided in draft form within four months, and in final form within 10 months of year end.
                       (c)        An aged debtor list to be provided each
                       month.


Other conditions       We would expect utilisation of the facility to be in
                       line with the projections provided by the Company to the Bank.


Period of Offer        Please confirm your acceptance of the facility offered
                       by returning the attached duplicate of this letter with the acknowledgement signed in accordance with the Bank
                       Mandate currently held by the Bank. If such confirmation is not received by this office by 24th May
                       1996 the offer will lapse.


Yours faithfully,
For and on behalf of Lloyds Bank Plc.





MARTIN COOK
MANAGER.

We hereby acknowledge and accept the terms of your offer dated 23 April, 1996 of which this is a duplicate and agree all the terms and conditions therein contained.

For and on behalf of Regent Communications (UK) Ltd


Signed by ................................ (Name)

          ................................ (Signature)#



          ................................ (Date)


#  TO BE SIGNED IN ACCORDANCE WITH THE ACCOUNT MANDATE HELD BY THE BANK.

                                                       LLOYDS BANK PLC
                                                       LONDON & SOUTH EAST
                                                       5TH FLOOR
                                                       4/6 COPTHALL AVENUE
                                                       LONDON
                                                       EC2R 7DA

                                                       Telephone:(0171) 797 2279
                                                       Fax: (0171) 797 2282/2342
The Directors
Elements (UK) Ltd
48 Margaret Street
LONDON
W1N 7FD

Your Ref:                    Our Ref: SAM                 23 April 1996

Dear Sirs,

OVERDRAFT FACILITY

We Lloyds Bank Plc (the "Bank") are pleased to offer to Elements (UK) Ltd an overdraft facility on your Account Number 0749660 on the following terms and conditions.

Amount The maximum aggregate amount outstanding under the facility at any one time shall not exceed pound sterling 400,000.

Availability           Any amounts from time to time owing under the facility
                       are repayable on demand but it is the Bank's present intention to make the facility available until 31st
                       March, 1997 or such later date as may from time to time be advised in writing by the Bank. All moneys from time to time owing to the Bank under this facility shall be repaid no later than the agreed expiry date. The amounts owing at any time may include interest, costs or charges debited to the account in accordance with the terms of this letter.

Interest Interest will be payable on amounts owing up to the aforesaid limit at 2.5% per annum over the Bank's Base Rate from time to time, (currently 8.5% per annum in total). If the account remains continually overdrawn during any charging period the lowest cleared debit balance will be treated as hardcore borrowing and interest will be charged at 0.5% per annum above the rate detailed above.

                       Interest will be payable on amounts owing in excess of the agreed limit at Lloyds Bank Unauthorised Overdraft Rate (presently 2.0% per month, Equivalent Annual Rate 24.0%).

                       Interest will be debited to the account monthly in arrears (normally on the 21st of each month or on the next working day) and additionally on the date upon which the facility ceases to be available.

                       The interest rates may be varied (either up or down) by the Bank at any time. Notices of changes will be displayed in all UK branches of the Bank and in the Press.

Costs and Charges      Charges will be payable monthly on the account as
                       recently agreed, as follows:

                       7.1p % on Turnover.

                       These charges will be debited to the account and may be varied by the Bank at any time and notice of changes will be advised to you.

                       An Arrangement fee of pound sterling 2,750 is payable. This will be debited to the account upon return of the facility letter.

                       All costs and expenses incurred by the Bank in creating the security referred to below shall be debited to the account under advice you.

Additional Facilities  In addition to the Overdraft Facility, we are pleased to offer to the Borrower:

                       1. An open credit facility of pound sterling 2,000 to cover arrangements to cash the Company's cheques at branches of the Bank other than 32 Oxford Street branch. The limit detailed above is the maximum value of cheques that may at any one time have been cashed but not yet forwarded to the Bank's 32 Oxford Street Branch for payment.

                       2. A Pay Service facility of pound sterling 50,000 to cover sterling payment instructions that may be delivered by the Bank to BACS Limited on the basis of data provided to the Bank by the Company from time to time relating to wages and salaries due to the Company's employees. The limit detailed above is the maximum total value of such payment instructions which the Bank is obliged to deliver to BACS Limited during any one month.

                       These additional facilities will be available upon such terms and conditions as shall from time to time be required by the Bank and may be cancelled by the Bank at any time, but it is the Bank's present intention to keep these facilities in place for the period of availability of the overdraft facility. Your liability in respect of any utilisation of these facilities may, however, extend beyond such period of availability.


Security It is a condition of the facility that amounts owing shall be secured by the following:-

                       A guarantee in the Bank's standard form from Unidigital Inc for the principal amount of pound sterling 500,000 plus interest and other costs as detailed in the guarantee.

                       An unlimited debenture in the Bank's standard form from Elements (UK) Ltd. The company to maintain the aggregate value of its good book debts, net of any inter-company debt with Regent Communications (UK) Ltd, equal to the Bank debt with a margin of 100%.

                       Keyman insurance policies on the lives of William Dye and Anthony Manser in the sum of pound sterling 200,000 to be assigned to the Bank.

                       Subordination agreements in the Bank's standard form signed covering all loans to the company from any of the directors or from Unidigital Inc.

Accounts It is a further condition of the facility that you provide to the Bank copies of :
                       (a) your monthly management accounts, within four weeks of period end;
                       (b) Your audited annual accounts to be provided in draft form within four months, and in final form within 10 months of year end.
                       (c) An aged debtor summary detailing the total debtor size less any inter company debt, together with a breakdown of the ten largest debtors to be provided each month.
                       (d) The 10Qs filed by Unidigital Inc to be provided within 60 days of the relevant quarter end.

Other conditions       (i) We would expect utilisation of the facility to be in
                       line with the projections provided by the Company to the Bank.
                       (ii) Fresh projections to be satisfactory to the Bank, to be provided to the bank prior to 31 August 1996.
                       (iii) We require independent confirmation that the floatation of Unidigital Inc has been successful.

Period of Offer        Please confirm your acceptance of the facility offered
                       by returning the attached duplicate of this letter with the acknowledgement signed in accordance with the Bank
                       Mandate currently held by the Bank. If such confirmation is not received by this office by 24th May
                       1996 the offer will lapse.


Yours faithfully,
For and on behalf of Lloyds Bank Plc.





MARTIN COOK
MANAGER.

We hereby acknowledge and accept the terms of your offer dated 23 April, 1996 of which this is a duplicate and agree all the terms and conditions therein contained.

For and on behalf of Elements (UK) Ltd


Signed by ................... (Name)

         .................... (Signature)#



         .................... (Date)


#  TO BE SIGNED IN ACCORDANCE WITH THE ACCOUNT MANDATE HELD BY THE BANK.